Exhibit 99.1

Pharsight Corporation

Investor Presentation

3rd Quarter Fiscal 2007 Update

December 31, 2006

Shawn O’Connor

President, Chairman and CEO

Will Frederick

CFO

Confidential © Pharsight Corporation

Forward-Looking Statements

This presentation includes forward-looking statements, including statements regarding our financial model, growth opportunities and strategic investments, our market position, the demand and market opportunity for our products and services, financial and product performance, expected benefits to customers from the use of our products, our customer base and our expectations for revenue, net cash flow, gross margin and net income for the fiscal year ending March 31, 2007. These forward-looking statements involve risks and uncertainties, and factors that could cause actual results to differ materially include the following: uncertainties involved in pharmaceutical drug development, changes in government regulation of the pharmaceutical industry, changes in the demand for our products and services, changes in our research and development focus or operating strategies, the failure to develop new products and services or to keep pace with technological changes, the failure of the market for our products and services to develop as expected, or for new customers beyond large pharmaceutical customers, who form a large component of our client base, to adopt our solutions, and the failure of our products and services to meet customer’s expectations.

Further information on potential factors that could affect actual results is included in Pharsight’s Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission on November 13, 2006. All forward-looking statements are based on information available to Pharsight as of the date hereof, and Pharsight assumes no obligation to update such statements, whether as a result of new developments or otherwise.

Copyright © 2007 Pharsight Corporation. All rights reserved.

2

Overview

• Profile

– Founded in 1995 with IPO in August 2000

– Offices in Mountain View, CA (HQ) and Cary, NC (R&D)

– Global headcount approximately 90

– Stock traded OTCBB: PHST

• Key Industry Considerations

– Large Pharmaceutical and biotech marketplace

– Outsourcing of development activities escalating

– Rising drug development costs driving need for analytical drug development tools

– FDA focus on modeling and simulation for Critical Path Initiative

• Key Company Considerations

– Leading innovator in modeling and simulation

– Largest base of modeling and simulation skills and experience

– Leverageable software and professional service business models

– Industry standard software for PK/PD analysis

– FDA Cooperate Research and Development Agreement (CRADA)

Copyright © 2007 Pharsight Corporation. All rights reserved.

3

Pharsight Enables Strategic Decision

Making in Clinical Drug Development

• Market-leading software improves the value and availability of clinical pharmacology data for PK/PD modeling, analysis and reporting, PK data repositories, and clinical trial simulation

– Decisions are faster, more reliable and more robust

• Strategic consulting based on quantitative, predictive models improves the quality, visibility, and therefore the value of critical drug development decisions

– Decisions explicitly account for the interaction of treatment, patient population, endpoint, risk, cost and benefit

– Decisions can create better trials, better portfolios and ultimately higher market value

Copyright © 2007 Pharsight Corporation. All rights reserved.

FDA Influence

Driving Market Adoption

FDA and Pharsight sign CRADA - June 2006

• Pharsight will make available a comprehensive suite of software tools, including: Pharsight® Knowledgebase Server™ (PKS™), PKS Validation Suite™, WinNonlin® Validation Suite™, Trial Simulator™ and Drug Model Explorer™ (DMX™).

• FDA will use the Pharsight tools to review clinical trial data, especially for clinical pharmacology and clinical safety reviews, and will provide feedback to Pharsight.

FDA Unveils Critical Path Opportunities List - March 2006

• #51 Clinical Trial Simulation. Clinical trial simulation can predict efficient designs for development programs that reduce the number of trials and patients, improve decisions on dosing, and increase informativeness. Stakeholders are looking for first steps, such as identification of tools and best practices.

FDA Issues Critical Path Paper - June 2004

• The Critical Path Initiative is FDA’s effort to stimulate and facilitate a national effort to modernize the scientific process through which a potential human drug, biological product, or medical device is transformed from a discovery or “proof of concept” into a medical product.

Copyright © 2007 Pharsight Corporation. All rights reserved.

5

Market Opportunity

Drug Development Cost and Timeline

Research

Clinical Development

$25 Billion1

$48 Billion1

• High throughput screening

• Long, risky and complex process

• Combinatorial chemistry

• Genomics

• Of 5,000 screened compounds: 250 enter preclinical testing, 5 enter clinical testing and 1 is approved by FDA2

• Rational drug design

• Avg. cost to develop new drug $802M2 – $1.7B3

• Only 3 out of 10 drugs produce revenues that match or exceed R&D costs2

Significant Productivity Increase and Investment

Productivity Continues To Decline

1	2002 Estimated Global Pharma and Biotech R&D Spending by Category: BioPharm International, March 2003
2	PhRMA 2003 Industry Profile, March 2003
3	Bain and Co, December 2003

Copyright © 2007 Pharsight Corporation. All rights reserved.

6

Market Opportunity Product Diversification

• Customers expanding their use of the Pharsight family of products can create $100K to $500K+ in initial revenue and increases of 15x in ongoing maintenance revenue

$90K+ maint.

$90K

After Diversification

Revenue

Before

WNL Enterprise

Diversification

WNL Val Suite

IVIVC Toolkit

$100K to $500K+

AutoPilot

initial purchase

15x Leverage

4 WNL Pro Users

PKS

PKS Val Suite

DMX

$6K maint.

$6K

0 1 2 3 4 5 6 7 8

WinNonlin Licenses

Copyright © 2007 Pharsight Corporation. All rights reserved.

Software Products

Confidential © Pharsight Corporation

# Key Software Offerings
# Overview

Pharsight



### Analytics
- WinNonlin®
- WinNonMix®
- Trial Simulator™
- IVIVC Toolkit™ for WinNonlin

### Data Management & Compliance
- Pharsight® Knowledgebase Server™
- PKS Reporter
- WinNonlin AutoPilot™



### Validation
- WinNonlin Validation Suite™
- PKS Validation Suite™

### Model Visualization
- Drug Model Explorer® (DMX®)

Copyright © 2007 Pharsight Corporation. All rights reserved.

9

Key Software Offerings

WinNonlin® (“WNL™”)

Industry Gold-Standard for Pharmacokinetic (“PK”),

Pharmacodynamic (“PD”) Modeling, and Non Compartmental Analysis

• Key Benefits

– Used to simulate effects of different dosing regimens and changes in pharmacokinetic parameters required in regulatory submissions

– Increases productivity in modeling, analysis and reporting activities

• Potential Growth Drivers

– Maintain market share under current subscription model via renewals

– Provide upgrade path to support incremental new revenue opportunity

• Sales Model

– Subscription license

– Low-cost inside sales force

– Distributor in Asia

• ASP approx. $5,000 per seat

• Strong recurring revenue with >90% renewal

Copyright © 2007 Pharsight Corporation. All rights reserved.

Key Software Offerings

WinNonMix® (“WNM™”)

Nonlinear Mixed Effects (Population) Analysis Software Application

• Key Benefits

– Extensive built-in library of PK, PD and PK-PD models

– NONMEM data import wizard

– Built-in report-ready graphics capability

– Estimation algorithms for sparse and for rich data sets

– Maximum likelihood or restricted maximum likelihood

• Potential Growth Drivers

– Increase interoperability with other Pharsight tools

– Provide upgrade path, expanded utility

• Sales Model

– Subscription license

– Low-cost inside sales force

– Distributor in Asia

• ASP approx. $7,500 per seat

• Strong recurring revenue with >95% renewal

Copyright © 2007 Pharsight Corporation. All rights reserved.

Key Software Offerings

Trial Simulator™

State-of-the-Art Clinical Trial Design and Simulation Software

• Key Benefits

– Minimize risk of trial design

– Formalize assumptions

– Quantify uncertainty

– Reduce cost of clinical trials and drug development time-to-market

• Potential Growth Drivers

– Increase potential interoperability with other Pharsight tools

– Increased emphasis on trial simulation in the FDA critical path initiative

• Sales Model

– Subscription license

– Low-cost inside sales force

– Distributor in Asia

• ASP approx. $25,000 per seat

Copyright © 2007 Pharsight Corporation. All rights reserved.

Key Software Offerings

IVIVC Toolkit™ for WinNonlin

In vivo-in vitro correlations (IVIVC)

• Key Benefits

– Speed formulation development

– Improve success of bioequivalence studies

– Reduce expense and time needed for in vivo studies

• Potential Growth Drivers

– Increase interoperability with other Pharsight tools

– Enlarge the WinNonlin user base and expand PKS demand

• Sales Model

– Subscription license

– Low-cost inside sales force

– Distributor in Asia

• ASP approx. $3,000 per seat (requires WinNonlin license)

Copyright © 2007 Pharsight Corporation. All rights reserved.

Key Software Offerings

Pharsight® Knowledgebase Server™ (“PKS™”)

Enterprise Data Management Systems for Secure Storage and Management of PK/PD Data

• Key Benefits

– Dramatically improves data management and data access

– Increases productivity in analysis and reporting tasks

– Supports compliance with FDA requirements for electronic records and signature, CFR 21 part 11

• Potential Growth Drivers

– Installed base of current large pharma clients – expand seat count within current clients

– Optimize adoption pattern of industry

– Provide upgrade path, expanded utility

• Sales Model

– Subscription and perpetual license

– Software license plus services

– Direct sales force

– Distributor in Asia

• ASP approx. $15,000 per seat

Copyright © 2007 Pharsight Corporation. All rights reserved.

Key Software Offerings

WinNonlin AutoPilot™

Streamlining Routine Clinical PK Analyses and Reporting

• Key Benefits

– Capture and implement best practices and business rules within a department and across sites.

– Standardize content and formatting of analyses and reports to reduce authoring/review effort and improve consistency and quality.

– Automate analyses with computer-based scripts to ensure repeatability and traceability.

– Decrease reporting backlog and submission delays, and increase ability to respond to requests for interim analyses.

– Free-up PK scientific resources to focus on trial simulation, population PK modeling and model-based drug profile exploration.

– Extend PK automation gains to regulatory-compliant workflows and report generation through integration with PKS and PKS Reporter.

• Potential Growth Drivers

– Extend AutoPilot to preclinical analysis and reporting

• Sales Model

– Subscription and perpetual license

– Software license plus services

– Direct sales force

– Distributor in Asia

• ASP approx. $35,000 per seat (five seat purchaser)

UNDER DEVELOPMENT

Copyright © 2007 Pharsight Corporation. All rights reserved.

Key Software Offerings

Drug Model Explorer™ (“DMX®”)

Software-Based Communication Technology, Designed to Facilitate Quantitative Decision-Making in Drug Development

• Key Benefits

– Facilitates more efficient collaboration within project teams to explore key drug attributes, and their respective uncertainties

– Enables more flexible scenarios and generates views of program data from underlying model outputs and simulated responses over defined problem-space

• Potential Growth Drivers

– Expand client base of early adopters

– Expand utility and footprint of application

– Increase interoperability with other

Pharsight tools

– Bundling with strategic consulting services

• Sales Model

– Subscription and perpetual license model

• ASP approx. $10,000 per seat

Copyright © 2007 Pharsight Corporation. All rights reserved.

Return on Investment Example

Pfizer

“Within 2 years of (implementing Pharsight’s WinNonlin automation and other measures) the two people conducting the routine pharmacokinetic studies had completed 45 studies in 1 year.” (previous staff of 19 for the same work)

“The cycle time to issue final reports decreased from 16 months on average to less than 3 months.”

Richard Lalonde, PharmD, Executive Director, Department of Clinical Pharmacokinetics and Pharmacodynamics, Pfizer Global Research and Development, Ann Arbor, Mich. et al,, from the International Journal of Pharmaceutical Medicine 18(1):13-17, 2004

Higher productivity

Faster cycle times

Copyright © 2007 Pharsight Corporation. All rights reserved.

Software Products

Market Acceptance1

• Over 1,200 active software customers

• All Top 50 Pharma2 license at least one of our software products

• Our software applications are licensed for use on more than 6,000 desktops in industry and academia

• 12 of the Top 50 Pharma2 are PKSTM customers

– 18 total PKSTM customers

– Over 875 seats sold

• 7 of the Top 50 Pharma2 are DMXTM customers

– 8 total DMXTM customers

– Over 275 seats sold

1 As of December 31, 2006

2 Pharma Exec 50: Pharmaceutical Executive, May 2006

Copyright © 2007 Pharsight Corporation. All rights reserved.

Strategic Consulting Services

Confidential © Pharsight Corporation

Strategic Consulting Services

Formal, quantitative,

model-based decision-making

method

Increases drug development productivity

Decreases late stage attrition

Decreases time-to-market

Reduces financial investment

Improves clinical quality and commercial

performance of final product

Copyright © 2007 Pharsight Corporation. All rights reserved.

Quantitative Modeling Supports Both Trial-and Program-Level Decisions

Animal PK Data

Human PK Data

Treatment, Exposure

Patient

Endpoints

Trial Outcomes

Market Acceptance

Drug and Patient Models

• Optimize treatment regimens and patient populations for the market and for a trial

• Compare probable safety and efficacy of new drug to competitors

Trial Models

• Match trial design to the purpose of the trial

• Optimize design via clinical trial simulations

Market Models

• Choose the decision path with greatest economic return

– Treatment regimen(s)

– Trial design

– Development program

Copyright © 2007 Pharsight Corporation. All rights reserved.

Overview of Consulting Services

• World-class experts in clinical pharmacology, PK/PD, decision analysis, and statistics

• Senior scientific leadership with extensive drug development experience

• Seasoned practitioners from industry, academia, and consulting

• Serving all major drug development geographies, including US, EU, and Japan

Copyright © 2007 Pharsight Corporation. All rights reserved.

Strategic Consulting Services

Growth Drivers

• Industry Factors

– Increased acceptance of modeling and simulation to achieve efficient drug development decision making

– FDA Critical Path Initiative advocates increased use of modeling and simulation to overcome poor development productivity

– Increased usage of outsourced capabilities

• Internal Factors

– Focused effort and investment to diversify client base showing momentum

– Expanding scope and increasing efficiency of consulting engagements

– Broad therapeutic area expertise

– Advanced modeling and simulation skills, knowledge and experience

Copyright © 2007 Pharsight Corporation. All rights reserved.

Strategic Consulting Services

Revenue Diversification1

Successful Diversification Efforts with Reduced Revenue Dependency on “Top 2 Clients”

YTD FY07

Top 2 clients

49%

51%

Others

$8.0M Revenue

YTD FY06

33%

Top 2 clients

Others

67%

$6.8M Revenue

1 As of December 31, 2006

Copyright © 2007 Pharsight Corporation. All rights reserved.

Return on Investment Example

sanofi-aventis

Aventis turned to a computer model from ... Pharsight. Using its own animal and human test data, Aventis was able to simulate later-stage clinical trials. Based on that simulation, “we stopped funding development of the compound. The ratio between the therapeutic benefit and side effect demonstrated that this compound was not as beneficial as Evista.”

Douglas estimates that the Pharsight computer model saved Aventis $50M to $100M, the cost of later-stage clinical trials. “We were able to switch to another project with a greater chance of success.”

Frank Douglas, former Aventis Chief Scientific Officer and Executive VP of Drug Innovation and Approval

Forbes ASAP, 10/7/02

Faster failure

Higher productivity

Copyright © 2007 Pharsight Corporation. All rights reserved.

Strategic Consulting Services

Market Acceptance1

• Over 35 active consulting clients YTD Fiscal Year 2007

– 21 of the Top 50 Pharma2 are active consulting clients

– 14 new consulting clients

• Over 100 projects engaged during Fiscal Year 2006

– 24 new consulting clients

• Diverse Customer Workplans

– Hourly engagements to annual engagements

– Several thousand dollars to multi-million dollars

– Time-and-material based or milestone based

1 As of December 31, 2006

2 Pharma Exec 50: Pharmaceutical Executive, May 2006

Copyright © 2007 Pharsight Corporation. All rights reserved.

Financial Overview

Confidential © Pharsight Corporation

Accomplishments and Guidance

FY06 Accomplishments

• Revenue growth

– Y/Y revenue growth of 1%

– 3rd consecutive year of revenue growth

• Gross Margin

– 66% of revenue

• Profitability

– Net income of $530,000

– 2nd consecutive year of profitability

• Positive annual net cash flow

FY07 Guidance

• Continued revenue growth

– Y/Y revenue growth of approx. 10% to 15%, or approx. $25M - $26M

• Gross Margin

– Approx. 65% to 70% of revenue

• Continued profitability

– Net income of approx. 5% - 10% of revenue, excluding SFAS 123R expense

– Diluted EPS of $0.01 - $0.06, including SFAS 123R expense

• Continued positive annual net cash flow

Copyright © 2007 Pharsight Corporation. All rights reserved.

Summary Income Statements

(in thousands)

		YTD FY07			YTD FY06
	Consol.	SPBU	SCS	Consol.	SPBU	SCS
Revenue	17,833	9,852	7,981	17,371	10,565	6,806
Y/Y growth	3%	-7%	17%	242%	13%	-6%
Cost of revenue	5,444	858	4,586	5,770	1,539	4,231
Gross profit	12,389	8,994	3,395	11,601	9,026	2,575
Gross margin	69%	91%	43%	67%	85%	38%
Operating expenses	11,592	7,873	3,719	10,741	7,410	3,330
Operating income	797	1,121	(324)	860	1,616	(755)
Net income	978			791

Note: YTD FY07 Net income reflects $620 for stock-based compensation expense included in Cost of revenue and Operating expenses

Copyright © 2007 Pharsight Corporation. All rights reserved.

Summary Balance Sheets

(in thousands)

	Dec. 31, 2006	March 31, 2006
ASSETS
Cash & short term investments	$13,031	$10,832
Accounts receivable, net	3,976	4,585
Total current assets	17,694	15,715
Total assets	$19,516	$17,786
LIABILITIES & STOCKHOLDERS’ DEFICIT
A/P & accrued expenses	$3,659	$3,981
Deferred revenue	8,523	7,605
Notes payable	1,300	1,519
Total current liabilities	13,482	13,105
Deferred revenue - long term	—	54
Notes payable - long term	167	392
Redeemable conv. pref. stock	6,988	6,641
Stockholders deficit	(1,319)	(2,659)
Total liabilities & stockholders’ deficit	$19,516	$17,786

Copyright © 2007 Pharsight Corporation. All rights reserved.

Annual Revenue by Business Unit

(in thousands)

CAGR = 16%

$30,000

$25,000

$20,000

$15,000

$10,000

$5,000

$0

	FY03	FY04	FY05	FY06	FY07 Guidance

Software Products Strategic Consulting Guidance ($25M - $26M)

Copyright © 2007 Pharsight Corporation. All rights reserved.

Quarterly Revenue by Business Unit

(in thousands)

$ 7,000

$6,000

$5,000

$4,000

$3,000

$2,000

$1,000

$0

	Q3 FY06	Q4 FY06	Q1 FY07	Q2 FY07	Q3 FY07

Software Products Strategic Consulting

Copyright © 2007 Pharsight Corporation. All rights reserved.

Annual Gr oss Profit

(in thousands)

$ 17,500

$15,000

$12,500

$10,000

$7,500

$5,000

$2,500

$0

	FY02	FY03	FY04	FY05	FY06

Copyright © 2007 Pharsight Corporation. All rights reserved.

Annual Operating Income

(in thousands)

$5,000

$2,500

$0

-$2,500

-$5,000

-$7,500

-$10,000

-$12,500

-$15,000

-$17,500

-$20,000

	FY02	FY03	FY04	FY05	FY06

Copyright © 2007 Pharsight Corporation. All rights reserved.

Annual Operating Cash Flow

(in thousands)

$4,000

$2,000

$0

-$2,000

-$4,000

-$6,000

-$8,000

$10,000

$12,000

	FY02	FY03	FY04	FY05	FY06

Copyright © 2007 Pharsight Corporation. All rights reserved.

Equity Overview

•	Common Shares Outstanding1	19.8M
•	Preferred Shares Outstanding1	2.0M
– 1.8 million Series A and 0.2 million Series B
– Conversion ratio to Common at 4:1
•	Common Equivalent Shares (as converted) 1	27.8M

• PIPE Financing 6/02 and 9/02 = $7.5M

– 1.8 million Units = 1 share Series A redeemable convertible stock + 1 warrant

– Warrants exercisable for 1 common share @ $1.15

– Preferred dividend rights of 2% quarterly in cash or Series B shares

– Conversion:

• Upon consent of at least 75% of preferred holders, or

• Upon close of public offering of at least $3.006 per share and proceeds of $40M

– Redemption:

• Upon election of at least 75% of preferred holders, or at Pharsight’s option, after June 2007 (5th anniversary of initial issuance)

• Price of $4.008 per share

1 As of December 31, 2006

Copyright © 2007 Pharsight Corporation. All rights reserved.

Significant Shareholders1

Alloy Entities	16% ownership

McKesson Corp.	14% ownership

Sprout Entities	9% ownership

Weiss Peck & Greer	6% ownership

Wellington Management Co.	4% ownership

Perritt Capital Management	1% ownership

Lewis Asset Management Corp.	1% ownership

1 Excludes Preferred Shares outstanding

Copyright © 2007 Pharsight Corporation. All rights reserved.

Management Team

Shawn M. O’Connor	President, Chairman and Chief Executive Officer QRS, Diasonics Ultrasound, Peat Marwick

Will Frederick	Chief Financial Officer Versata, Clarent, ACT Networks, Disney

James Hayden	SVP Global Sales Accelrys, Bio-Rad Laboratories, Raytheon

Mark Hovde	SVP Marketing Hovde Associates, Fast Track Systems, DataEdge

Daniel Weiner, PhD	SVP Software Products IVAX, Merrell Dow, Syntex, Quintiles

Greg Lee, PhD	VP Research and Development Sunrise Test Systems, Weitek, Schlumberger

Rene Bruno, PhD	Managing Director, Consulting Services, Europe Genentech, Rhone-Poulenc Rorer, Syntex

Copyright © 2007 Pharsight Corporation. All rights reserved.

Summary

• Current pharmaceutical market trends look favorable…

• Increasing mindshare for quantitative-based modeling and simulation…

• FDA’s call for more modeling and simulation in the Critical Path Initiative…

• Financially stable and leveragable business model…

All support our drive towards expanding Pharsight’s market footprint to achieve sustainable revenue growth and profitability

Copyright © 2007 Pharsight Corporation. All rights reserved.

Proprietary Notice

All contents Copyright ©2007 Pharsight Corporation. All rights reserved. The copyright for this document is owned by Pharsight Corporation.

No part of this document may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopying, for any purpose, without the express written permission of Pharsight Corporation.

WinNonlin®, WNLTM, WinNonMix®, WNMTM, Trial SimulatorTM, IVIVC ToolkitTM, Pharsight Knowledgebase ServerTM, PKSTM, WinNonlin AutoPilotTM, Drug Model ExplorerTM, DMX® , WinNonlin Validation SuiteTM, PKS Validation SuiteTM and Pharsight® are trademarks or registered trademarks of Pharsight Corporation.

All other brand and product names are trademarks or registered trademarks of their respective holders.

Copyright © 2007 Pharsight Corporation. All rights reserved.

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